                                                                  Exhibit 10.3

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

                                 75 Wells Avenue
                                Newton, MA 02459
                                 (617) 964-1633

                     PROPRIETARY SOFTWARE LICENSE AGREEMENT

                     for Account4(TM) Work Management System

Subject to the provisions contained herein. Work Management Solutions. Inc. ("Work Management Solutions") hereby grants to Keane Inc. ("Customer") a non-exclusive license to use the proprietary computer software products ("Licensed Program") and materials ("Licensed Materials") specified below.

SOFTWARE

Work Management Solutions will furnish one (1) copy of the Licensed Program to Customer in machine-readable object code form and provide one (1) copy of the Licensed Materials to Customer containing detailed specifications for the operation and use of the Licensed Program.

PRODUCT LICENSE AND SERVICE FEES

-----------------------------------------------------------------------------
Software License Fee                                          [***]
(See Schedule 1, Section A)
-----------------------------------------------------------------------------
Professional Services Fee                                     [***]
(See Schedule 1, Section B
-----------------------------------------------------------------------------
Software Maintenance Fee                                      [***]
                                                            -----------
(See Schedule 1. Section C)
-----------------------------------------------------------------------------

   Total Fees Due & Payable                                   [***]
                                                            ===========
--------------------------------------------------------------------------------


PROPRIETARY SOFTWARE LICENSE AGREEMENT


 *** Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

                              CUSTOMER INFORMATION

Customer Name:                 Keane Inc.
                               ------------------------------------------
Address:                       Ten City Square
                               ------------------------------------------
                               Boston, MA 02129
                               ------------------------------------------
Attention:                     Mr. David Dengler
                               ------------------------------------------
Telephone Number:
                               ------------------------------------------

                               ------------------------------------------

Customer's Designated Site

Designated Site:               Keane, Inc.
                               ------------------------------------------
                               Corporate IT Dept.
                               ------------------------------------------
                               Mystic Center
                               ------------------------------------------
Address:                       10 President's Landing, Suite 200
                               ------------------------------------------
                               Medford, MA 02155
                               ------------------------------------------

                               ------------------------------------------
Billing Address:               Same
                               ------------------------------------------

                               ------------------------------------------

                               ------------------------------------------
Attention:                     David Dengler
                               ------------------------------------------
Telephone:                     617-241-9200 x1330
                               ------------------------------------------

                               ------------------------------------------
Shipping Address:
                               ------------------------------------------
(If different from above)
                               ------------------------------------------

                               ------------------------------------------

Attention:                     David Dengler
                               ------------------------------------------
Telephone:
                               ------------------------------------------


PROPRIETARY SOFTWARE LICENSE AGREEMENT

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

                              TERMS AND CONDITIONS

1. LICENSE. Work Management Solutions, Inc. hereby grants to Customer a non-exclusive, non-transferable license (the "License") to use the Licensed Program and Licensed Materials on the Designated Site, identified on Page 2 of this Agreement, subject to the terms and conditions contained herein. The term of this license is perpetual, commencing upon acceptance of this Agreement by Work Management Solutions.

This Agreement, the Licensed Program and Licensed Materials to which it applies, may not be assigned, sub licensed, or transferred by the Customer without prior written consent from Work Management Solutions which will not be unreasonably withheld nor delayed.

2. USE. Work Management Solutions shall be responsible for the delivery of the Licensed Program(s) together with the documentation. The Customer shall be exclusively responsible for the supervision, management and control of its use of the Licensed Program(s), including without limitation; (i) assuring proper machine configurations, audit controls and operating methods: (ii) establishing adequate backup plans, based on alternative procedures and access to qualified programming personnel; and (iii) implementing sufficient recovery procedures and checkpoints to satisfy its requirements for security and accuracy of input, as well as, system restart and recovery in the event of a malfunction.

The Licensed Program and Licensed Materials may be used only in the furtherance of the internal operations of the Customer or its wholly owned or majority owned subsidiaries. In no event shall the Licensed Program be used to process information by or for the benefit of third parties.

The Customer may, from time to time, change the Designated Site and/or the location thereof to any computer site of the Customer or a subsidiary, provided that in each case the Customer gives timely written notice thereof to Work Management Solutions. During the term of this Agreement, and at any given time, the Customer is authorized to use the Licensed Program on only one (1) of the Customer's computers or on a cluster of computers; the Customer may license additional copies of the Licensed Program pursuant to the then current Work Management Solutions multiple installation pricing policy.

The Customer may not copy or otherwise reproduce the Licensed Program, or any part thereof (except such copying, strictly limited in number, as is essential for system backup, testing, maintenance or recovery purposes). The Customer may reproduce the Licensed Materials solely for its own internal use provided that all titles, trademarks, trade names, copyright notices, and other proprietary notices of Work Management Solutions, Inc. are retained.

3. CONFIDENTIALITY. The ideas and the expressions hereof contained in the Licensed Program and Licensed Materials are confidential, proprietary information and trade secrets that the Customer will receive in confidence. The Customer shall not in any manner or form disclose, provide or otherwise make available, in whole or in part, any Licensed Program and/or Licensed Materials to any third parties except for Customer's employees and consultants who are bound by appropriate non-disclosures. The obligations expressed within this
Section 3 shall survive termination of this Agreement.

The Parties acknowledge and agree that all Parties' information that is marked "Confidential", except as specified below, that comes to be known by reason of work under this Agreement, is confidential to each Party and will not be disclosed to unauthorized third parties. The Parties will use the same standard of care, and will bind their employees, agents or representatives to such standard, to prevent disclosure of such confidential information as each uses to protect its own confidential information and trade secrets. Information received by either Party under this Agreement will not be considered confidential if the information: (a) is not marked "Confidential"; (b) is known to the other Party or is in the other Party's possession at the time of executing this Agreement;
(c) is in the public domain at the time of disclosure; (d) is independently developed by the other Party; or (e) is disclosed to the other Party by a third party with written approval of the first Party.


PROPRIETARY SOFTWARE LICENSE AGREEMENT

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

The obligations expressed within this Section 3 shall survive termination of this Agreement.

4. WARRANTIES. Work Management Solutions warrants that (i) it may lawfully grant the License, (ii) neither the Licensed Program or Licensed Materials, or the use thereof within the scope of the License, infringes a patent or copyright or is claimed to be a trade secret of any person who has not consented to the granting of the License, (iii) at the time of installation, and for so long thereafter as Customer pays Maintenance Fees hereunder, the Licensed Program, will conform to applicable printed documentation (i.e., all Licensed Materials, including User Guides and Reference Manuals) delivered by Work Management Solutions to the Customer; (iv) neither the Licensed Program nor the Licensed Materials contain any virus, time bomb mechanism or other software or code that can disable or adversely affect any and all of the Licensed Program or the Licensed Materials or destroy any data or other software; and (v) both the Licensed Program and the Licensed Materials are Year 2000 Compliant. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. No employee or agent of Work Management Solutions is authorized to give a greater or different warranty.

5. INDEMNIFICATION. Work Management Solutions, at its own expense, will defend and indemnify against any action brought against the Customer based on a claim that any Licensed Program infringed a United States patent, copyright or trademark provided that (i) Work Management Solutions shall be notified promptly in writing by the Customer of any notice of such claim; (ii) Work Management Solutions shall have the sole control of the defense of any action on such claim and all negotiations for its settlement or compromise; and (iii) the Customer shall permit Work Management Solutions, at Work Management Solutions' option and expense, either to procure for the Customer the right to continue using the Licensed Program or modify the Licensed Program so that it becomes non-infringing.

6. LIABILITY. Except as provided for in Section 5 above, Work Management Solutions' liability for damages to the Customer for any cause whatsoever, and regardless of the form of action, shall be limited to the License Fees paid by the Customer hereunder with respect to the affected Licensed Program. In no event will Work Management Solutions be liable for any lost profits, goodwill, or other consequential, special or indirect damages suffered by the Customer in connection with or arising from the performance of the Licensed Program, even if Work Management Solutions has been advised of the possibility of such damages. or for any claim against the Customer by any other party.

7. MAINTENANCE PLAN. Upon due and punctual payment of the applicable Maintenance Fees, the Customer shall receive:

New Releases: From time to time Work Management Solutions may issue modified or enhanced versions of the Licensed Program, herein referred to as a "New Release", and will provide the Customer with one (1) complete copy of such New Release and one (1) copy of the documentation updates. Following shipment of the New Release materials, the previous release shall remain "current". for purposes hereof, for a period of six (6) months: thereafter only the New Release will be current. New Releases will only be issued to Customers who have a current Maintenance Plan in effect. Work Management Solutions shall have no obligation hereunder to furnish the Customer with separately priced components to a Licensed Program or Licensed Materials except as explicitly described in this License Agreement, unless Customer has entered into an additional License Agreement for such separately priced components. Work Management Solutions shall continue to provide maintenance to the Licensed Program so long as it continues to make the Licensed Program commercially available.

Service: Upon receipt of telephone or written notice(s) from the Customer specifying failures or errors found in a Licensed Program, and upon receipt of such additional information as Work Management Solutions may request, Work Management Solutions will act in an expeditious manner to correct defects in the current release of such Licensed Program, as long as it has not been substantially altered by Customer. Work Management Solutions will provide Hot Line Support services during normal business hours. Monday through Friday (8:30 AM - 5:30 PM, Eastern Time). Work Management Solutions is not obligated to perform investigation and/or correction of defects found by Work Management Solutions to be (i) in other than a current release which has not been substantially altered by the Customer.


PROPRIETARY SOFTWARE LICENSE AGREEMENT

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

or (ii) caused by negligence or modification of the Licensed Program or use thereof in combination with software not provided by Work Management Solutions.

The Maintenance Plan shall be automatically renewed on an annual basis and the Customer shall pay therefore according to the then current Maintenance Fee, unless the Customer elects to cancel the annual renewal of the Maintenance Plan, effective upon any anniversary date of the commencement of the Maintenance Plan, by providing written notice to Work Management Solutions no less than thirty
(30) days prior to such anniversary date. Work Management Solutions shall deliver to Customer an invoice no less than sixty (60) days prior to such anniversary date. Such invoice shall be due and payable within 60 days. Customer may elect at the execution of this Agreement, or upon any anniversary date hereof, to purchase a Multi-Year Maintenance Plan by paying in advance to Work Management Solutions maintenance fees for two or more years and receiving a maintenance prepayment discount.

Maintenance Fees payable under this Section shall be established by Work Management Solutions in its sole discretion. Notwithstanding the above, for the first three years after contract execution, the annual Maintenance Fees shall not be increased. For years thereafter, any Maintenance Fee increases shall be limited to the percent change in the U.S. Department of Labor Consumer Price Index for the calendar year prior to the renewal date of the Maintenance Plan.

8. PAYMENT. All Product License and Services Fees outlined on Page 1 of this Agreement are due and payable as described in Schedule 1, Section D ("Payment Terms"). All other fees and charges hereunder are due and payable in full upon receipt of Work Management Solutions invoice by Customer. There shall be added to all charges hereunder (i) all reasonable shipping, handling, travel and other reasonable out-of-packet expenses incurred by Work Management Solutions in connection with this Agreement or its performance; and (ii) amounts equal to any taxes paid or payable by Work Management Solutions, however designated, levied, or based on this Agreement, or on any Licensed Program or Licensed Materials, its charges or its use, including without limitation, any value-added, royalty, federal, state or local sales, use, and property taxes, and any taxes or amounts in lieu thereof, exclusive, however, of taxes based on the net income of Work Management Solutions. Customer will be charged interest at the rate of one and one-half percent (1-1/2%) per month on all sums hereunder which remain unpaid thirty (30) days after due, with such interest to commence on the due date.

9. GENERAL. The Customer acknowledges that he has read this Agreement, understands it and agrees to be bound by all terms and conditions hereof. All subsequent modifications, amendments, and waivers to this Agreement must be by written instrument, executed by authorized representatives of the parties hereto. In the event that any provision under this Agreement shall be deemed illegal or otherwise unenforceable by any applicable statute or rule of law, such provision shall be omitted and the entire Agreement shall not fail on account thereof and the remainder of the Agreement shall continue in full force and effect. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any other breach of any other provision hereof. Work Management Solutions shall not be liable for delay or failure to perform its obligations herein set forth if such delay or failure is due to any cause or condition beyond its reasonable control. This Agreement shall be binding upon and inure to the benefit of any successor of the Customer, who, whether by merger, purchase, or otherwise, acquires all or substantially all of the assets or business of the Customer.

Both parties agree that neither party shall solicit or hire the other party's employees involved directly in the relationship established by this Agreement as an employee or as a consultant in the same geographical region. This provision shall remain in effect until one (1) year has passed since the date the last services were provided by Work Management Solutions to Customer. Both parties recognize that their employees are valuable resources whose loss may be damaging to their respective businesses, and therefore, violation of this restriction shall result in the violating party making an immediate restitution payment of $250,000 to the other, payable within 30 days of the start date of the hired employee or consultant.

All notices and other communications hereunder shall be by written instrument and shall be deemed given upon certified mailing with return receipt, addressed to the party to be notified at the address set forth on Page 2 of this


PROPRIETARY SOFTWARE LICENSE AGREEMENT

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

Agreement, or, if to Work Management Solutions, addressed to Chief Financial Officer, Work Management Solutions, Inc., 75 Wells Avenue, Newton, MA 02459.

This Agreement is governed and construed by the laws of the Commonwealth of Massachusetts.

This Agreement, including all Addenda, attached hereto, represents the complete and exclusive statement of the agreements between the parties and supersedes all prior agreements and representations between them. In the event of conflict between general Terms and Conditions, Schedule 1 and the Addenda, the following order of precedence shall apply: Schedule 1, Addenda. Terms and Conditions. This Agreement is binding upon the parties upon execution by Customer and acceptance by Work Management Solutions.


Accepted By:

KEANE INC.                          WORK MANAGEMENT SOLUTIONS, INC.
-----------------------------       ------------------------------------

By:                                 By:

   /s/ Wallace A. Cataldo                    /s/ John J. Lucas
-----------------------------       ------------------------------------
   (Authorized Signature)                  (Authorized Signature)

                                          John J. Lucas, President
-----------------------------       ------------------------------------
     Wallace A. Cataldo                       (Name and Title)
  Vice President, Finance

          2/19/99                                  2/22/99
-----------------------------       ------------------------------------
          (Date)                                   (Date)


PROPRIETARY SOFTWARE LICENSE AGREEMENT

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

                                   SCHEDULE 1

                                   Keane Inc.
                         Account4 Work Management System
               Product Pricing, Configuration and Service Schedule

A.   Licensed Program(s):                                     License Fee
     --------------------                                     -----------

-----------------------------------------------------------------------------
Account4 Work Management Software System
   Application: Professional Services                          [***]
   Database: Oracle
   Licensed number of Users: Unlimited
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Total License Fees (after all applicable discounts):        [***]
-----------------------------------------------------------------------------

Note that the Customer is fully responsible for providing the relational database management software and other third party software and systems required for the operation of the Account4 Work Management System.

B.    Professional Services:

      No Professional Services are purchased by Customer at this time.

C.    Software Maintenance Fee:

      Customer hereby purchases, as part of this Agreement, a Software Maintenance Plan, commencing upon delivery of the Licensed Program to Customer and extending for a term of one (1) year. Customer will pay a software maintenance fee equal to [***] for this Software Maintenance Plan.

D.    Payment Terms:

      Fifty Percent (50%) of all Software License and Software Maintenance fees [***] are due and payable upon contract execution; balance [***] due and payable thirty (30) days after delivery of the Licensed Program and Licensed Materials to Customer.

E.    License Fee Basis:

      Customer acknowledges that the License Fees described herein are based on the number of users of the Licensed Program. The total number of licensed users is equal to the number of Active Resource ID's plus the number of unique User ID's who do not have a Resource ID. Each person who logs into the Licensed Program must have a unique User ID. The sharing of User ID's is not permitted under this Agreement. Customer may be asked by Work Management Solutions to affirm, in writing, the number of users on the anniversary date of this License or the Maintenance Plan. The license fee described herein is based on an unlimited number of users.


PROPRIETARY SOFTWARE LICENSE AGREEMENT

 *** Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

F.    Account4 Editor Use & Restrictions:

      Customer shall be limited to the use of the Account4 Editor to the modification and enhancement of the Licensed Program and Applications as defined in this schedule. Customer shall not be permitted to develop other Account4 applications without first obtaining a license for the Account4 Editor and paying all appropriate license and maintenance fees. The Account4 Editor shall be licensed by amendment to this Agreement if not included in the original license parameter on Schedule 1, Section A above.


Accepted By:

KEANE INC.                          WORK MANAGEMENT SOLUTIONS, INC.
-----------------------------       ------------------------------------

By:                                 By:

   /s/ Wallace A. Cataldo                    /s/ John J. Lucas
-----------------------------       ------------------------------------
   (Authorized Signature)                  (Authorized Signature)

                                          John J. Lucas, President
-----------------------------       ------------------------------------
     Wallace A. Cataldo                       (Name and Title)
  Vice President, Finance

          2/19/99                                  2/22/99
-----------------------------       ------------------------------------
          (Date)                                   (Date)


PROPRIETARY SOFTWARE LICENSE AGREEMENT

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

                                   ADDENDUM 1

                              ACCOUNT4 SOURCE CODE

                                ESCROW AGREEMENT

Work Management Solutions warrants that the current Account4 System source code is on deposit with Data Securities International, Inc., (Escrow Agent) located at 49 Stevenson Street, Suite 550, San Francisco, CA 94105, (619) 457-5199, Account # 2315016-00001, and that Customer shall be enrolled as a SAFE Beneficiary under Work Management Solutions' Deposit Agreement with Data Securities International.

Upon due and punctual payment by Customer of the applicable Maintenance fees, Work Management Solutions shall (a) continue its Deposit Agreement with Data Securities International without interruption and in substantially the same form as it currently exists, and (b) shall continue Customer as a SAFE Beneficiary under this Deposit Agreement without interruption.

In the event that Work Management Solutions (i) breaches this Addendum 1; (ii) discontinues its business of maintaining the Licensed Programs; or (iii) ceases to do business, Customer shall be entitled to obtain release from escrow of a copy of the source code escrowed under this provision, subject to the following conditions:

      1. Such source code shall be deemed to be Confidential Information of Work Management Solutions and shall be subject to the terms and provisions of the Agreement which govern Confidential Information.

      2. Customer shall have a nonexclusive right to use such source code version for the limited purpose of maintaining the object code version of the applicable Licensed Programs so that the Licensed Programs can be used by Customer at the sites authorized by this Agreement.


PROPRIETARY SOFTWARE LICENSE AGREEMENT

                                                                  01A4-0199-102
                                                                  --------------
                                                                  License Number

                         WORK MANAGEMENT SOLUTIONS, INC.

                                   ADDENDUM 2

                                ACCEPTANCE PERIOD

This License may be canceled at any time during the first forty-five (45) days following installation of the complete Licensed Program (such installation to occur within thirty (30) days of delivery of the Licensed Program), if the Licensed Program does not perform as described in the technical documentation provided as part of the Licensed Materials (i.e. User Guides and Reference Manuals), or as described in the various marketing materials which may have been provided to Customer. For the purposes of this Addendum, "installation of the complete Licensed Program" shall have occurred upon Customer's execution of the Installation Verification form (to be provided to Customer upon Licensed Program delivery), and shall not include the installation of any customizations to be delivered to Customer.

In the event that the Licensed Program shall fail to meet the above cited conditions and Customer desires to terminate this License, Customer shall provide Work Management Solutions with written notice of its intent to cancel ("Cancellation Notice"), including explanation of each area of unsatisfactory performance by the Licensed Program. Work Management Solutions shall have forty-five (45) days after receipt of said notice in which to cure such unsatisfactory performance. Failure by Work Management Solutions to effect said cure within forty-five (45) days after receipt of a Cancellation Notice shall result in immediate cancellation of this License.

If Customer cancels this License under the provisions of this Addendum, Customer agrees to pay Work Management Solutions for any training and consulting services provided prior to cancellation, by Work Management Solutions, at a rate of one thousand six hundred dollars ($1,600.00) per person per day, plus reasonable and customary out-of-pocket expenses. These fees shall be the sole financial responsibility of Customer in the event of cancellation. In the event of cancellation, Work Management Solutions shall promptly refund all license and maintenance fees paid by Customer, pursuant to Terms and Conditions Section 8 of this Agreement, minus fees payable to Work Management Solutions for training and consulting services rendered, as described in this Addendum.

Acceptance ("Acceptance") shall occur automatically at the close of business on the forty-fifth day after installation of the Licensed Program or on the seventy-fifth day after delivery of the Licensed Program, whichever comes first, in the absence of receipt by Work Management Solutions of any Cancellation Notice.


PROPRIETARY SOFTWARE LICENSE AGREEMENT